UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2023

Nuveen Churchill Direct Lending Corp.
(Exact name of registrant as specified in its charter)

Maryland	000-56133	84-3613224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Results of Special Meeting of Shareholders

On December 15, 2023, Nuveen Churchill Direct Lending Corp. (the “Company”) held a Special Meeting of Shareholders (the “Meeting”). Shareholders of record at the close of business on November 24, 2023 (the “Record Date”) were entitled to vote at the Meeting. As of the Record Date, there were 41,242,105 shares of common stock outstanding and entitled to vote. A quorum consisting of 28,026,124 shares of common stock of the Company were present or represented by proxy at the Meeting.

The Company’s shareholders voted on three proposals at the Meeting. The final voting results from the Meeting were as follows:

Proposal 1 – The amended and restated investment advisory agreement (the “Amended Advisory Agreement”) by and between the Company and Churchill DLC Advisor LLC (the “Adviser”) was approved by the following vote:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
27,984,303	6,167	35,654	—

Proposal 2 – The investment sub-advisory agreement by and among the Adviser, Churchill Asset Management LLC and Nuveen Asset Management, LLC, acting through its leveraged finance division, to manage certain of the Company's liquid investments (the “NAM Sub-Advisory Agreement”) was approved by the following vote:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
27,942,913	55,358	27,853	—

Proposal 3 – The proposal to authorize the Company, subject to the approval of the Company's board of directors, to sell or otherwise issue shares during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in the proxy statement, was approved by the following vote:

All shareholders:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
24,275,632	3,257,336	493,156	—

All shareholders excluding shares held by affiliated persons:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
10,088,326	2,861,602	485,012	—

Each of the Amended Advisory Agreement and the NAM Sub-Advisory Agreement will become effective as of the date on which the Company lists its shares on a national securities exchange or any listing of the Company's securities on any other public trading market (an “Exchange Listing”). As a result, the Amended Advisory Agreement will not impact the existing investment advisory agreement unless and until there is an Exchange Listing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN CHURCHILL DIRECT LENDING CORP.

Date: December 18, 2023	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President